Exhibit 10.2(a)


                 Executive Protection Policy

                              DECLARATIONS

                              EXECUTIVE PROTECTION POLICY

                              Policy Number  8132-05-32D

                              Federal Insurance Company, a stock
                              insurance company, incorporated
                              under the laws of Indiana, herein
                              called the Company.

Item 1.   Parent Organization:
          ROUNDY'S, INC.

          23000 ROUNDY DRIVE
          PEWAUKEE, WISCONSIN
          53072

Item 2.   Policy Period:      From 12:01 A.M. on NOVEMBER 01, 1998
                              To   12:01 A.M.    NOVEMBER 01, 2001
                              Local time at the address shown in
                              Item 1.

Item 3.   Coverage Summary
          Description
          GENERAL TERMS AND CONDITIONS
          EXECUTIVE LIABILITY AND INDEMNIFICATION

Item 4.   Termination of
          Prior Policies:  8132-05-32C

THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                  FEDERAL INSURANCE COMPANY

HENRY A. GULICK                         DEAN R. OFFURE
_______________________                 ______________________
Secretary                               President


OCTOBER 15, 1998                        ROBERT HAMBURGER
_______________________                 ----------------------
Date                                    Authorized
                                        Representative




                                          DECLARATIONS
                                          EXECUTIVE LIABILITY AND
                                          INDEMNIFICATION COVERAGE SECTION

Item 1.    Parent Organization:
           Roundy's, Inc.

Item 2.    Limits of Liability:
           (A)  Each Loss          $15,000,000
           (B)  Each Policy Period $15,000,000

           Note that the limits of liability and any deductible or retention are reduced or exhausted by defense costs.

Item 3.    Coinsurance Percent:  None


Item 4.    Deductable Amount:
             Insuring Clause 2  $ 150,000.

Item 5.    Insured Organization:
           Roundy's, Inc.
           and its subsidiaries
           Richwood Cardinal Supermarket

Item 6.    Insured Persons:
           Any person who has been, now is, or shall become duly elected director or a duly elected or appointed officer of the Insured Organization, including Trustees, Advisory Committee, and Sherry Noll, Risk Manager at Roundy's, Inc.

Item 7.    Extended Reporting Period:
           (A)  Additional Premium:         75% of annual premium
           (B)  Additional Period:          365 days

Item 8.    Pending or Prior Date:  06-13-83

Item 9.    Continuity Date:  06-13-83